                                                                 EXHIBIT 99.B24

                              POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                Signature               Title                   Date

            /s/ Daniel Pierce           Trustee                 1/26/98
            ------------------------
                Daniel Pierce

                              POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                Signature               Title                   Date

            /s/ David Belin             Trustee                 1/26/98
            ------------------------
                David Belin

                              POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                Signature               Title                   Date

            /s/ Lewis A. Burnham        Trustee                 1/26/98
            ------------------------
                Lewis A. Burnham

                              POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                Signature               Title                   Date

            /s/ Donald L. Dunaway       Trustee                 1/26/98
            ------------------------
                Donald L. Dunaway

                              POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                Signature               Title                   Date

            /s/ Robert B. Hoffman       Trustee                 1/26/98
            ------------------------
                Robert B. Hoffman

                              POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                Signature               Title                   Date

            /s/ Donald R. Jones         Trustee                 1/26/98
            ------------------------
                Donald R. Jones

                              POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                Signature               Title                   Date

            /s/ Shirley D. Peterson     Trustee                 1/26/98
            ------------------------
                Shirley D. Peterson

                              POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                Signature               Title                   Date

            /s/ William P. Sommers      Trustee                 1/26/98
            ------------------------
                William P. Sommers

                              POWER OF ATTORNEY



        The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                Signature               Title                   Date

            /s/ Edmond D. Villani       Trustee                 1/26/98
            ------------------------
                Edmond D. Villani